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                                                                       Exhibit 1
                                                      PGFM DRAFT OF May 16, 1996

                            PC SERVICE SOURCE, INC.

                                  COMMON STOCK

                       ------------------------------

                             UNDERWRITING AGREEMENT


                                                                          , 1996
                                                      ---------------  ---

THE ROBINSON-HUMPHREY COMPANY, INC.
RAUSCHER PIERCE REFSNES, INC.
COMVEST PARTNERS, INC.
     As representatives of the several
     Underwriters named in Schedule I hereto, c/o The Robinson-Humphrey Company, Inc.
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Dear Sirs:

     PC Service Source, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,250,000 shares of common stock, par value $.01 per share ("Common Stock"), of the Company (the "Company Firm Shares"), and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 1,000,000 shares of Common Stock in the respective amounts set forth opposite their names in Schedule II hereto (such shares together with the Company Firm Shares, the "Firm Shares") and, at the election of the Underwriters, subject to the terms and conditions stated herein, the Company and the Selling Stockholders propose, subject to the terms and conditions stated herein, to sell to the Underwriters up to 187,500 and 150,000 additional shares, respectively, of Common Stock (the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to
Section 2 hereof are collectively called the "Shares"). In your capacity as representatives of the several Underwriters, you are referred to herein as the "Representatives."

                 1.       (a)     REPRESENTATIONS AND WARRANTIES OF THE
COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                                  (i)    A registration statement on Form S-1
                 (File No. 333-_____) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the
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                 "Commission") under the Securities Act of 1933, as amended
                 (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either
                 (A) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives, or
                 (B) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial statement schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no
                 prospectus is required to be so        filed, such term means
                 the prospectus included in the Registration Statement. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus.

                                 (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

                                (iii)    When any Preliminary Prospectus was
                 filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the





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                 circumstances under which they were made, not misleading.
                 When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                                 (iv)    The descriptions in the Registration
                 Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                                  (v) Each of the Company and its subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiary is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material





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                 adverse effect on the financial position, results of
                 operations or  business of the Company and its subsidiary.

                                 (vi)    The Company's authorized, issued and
                 outstanding capital stock is as set forth in the Prospectus under the caption "Capitalization." All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or its predecessors or its subsidiary has been issued or is owned or held in violation of any preemptive rights of stockholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiary) has any preemptive or other rights to subscribe for any of the Shares.

                                (vii)    All of the ______________ issued
                 shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and, of such shares, _______________ are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever and _________ are owned beneficially of record by Philip W. Wise. Other than Cyclix Engineering Corporation, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association other than as disclosed in the Prospectus.

                               (viii) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or of its subsidiary convertible into or exchangeable for any capital stock of the Company or such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or
                 (C) obligations of the Company or such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                                 (ix)    Since the date of the most recent
                 audited financial statements included in the Prospectus, neither the Company nor its subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

                                  (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) neither the Company nor its subsidiary has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiary, (B) the Company has not purchased





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                 any of its outstanding capital stock or declared, paid or
                 otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any change in the
                 capital stock, long-term debt or short-term    debt of the
                 Company or its subsidiary, and (D) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiary, in each case other than as disclosed in or contemplated by the Prospectus.

                                 (xi)    The Shares to be issued and sold by
                 the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; and the certificates evidencing the Shares will comply with all applicable requirements of Delaware law.

                                (xii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (unless any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                               (xiii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

                                (xiv) Neither the Company nor its subsidiary is, or with the giving of notice or passage of time or both would be, in violation of its Certificate of Incorporation or Bylaws or in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or its subsidiary is a party or to which any of their respective properties or assets are subject.

                                 (xv) The issue and sale of the Shares to be issued and sold by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or its subsidiary is a party or to which any of their respective





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                        properties or assets is subject, nor will such action
                 conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Company or its subsidiary or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiary or any of their respective properties or assets.

                                (xvi)    The Company and its subsidiary have
                 good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiary; and any real property and buildings held under lease by the Company or its subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.

                               (xvii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                              (xviii)    Other than as disclosed in the
                 Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the knowledge of the Company, threatened (or any basis therefor) in which the Company or its subsidiary is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or such subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiary. Neither the Company nor its subsidiary is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiary, and neither the Company nor its subsidiary is required to take any action in order to avoid any such violation or default.

                                (xix)    KPMG Peat Marwick LLP, who have
                 certified certain financial statements of the Company and its subsidiary, are, and were during the periods covered by their reports included in the Registration Statement and the





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                 Prospectus, independent public accountants as required by the
                 Act and the rules and regulations of the Commission thereunder.

                                 (xx) The consolidated financial statements and schedules (including the related notes) of the Company and its subsidiary included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiary, on a consolidated basis, at the dates and for the periods presented. The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

                                (xxi)    This Agreement has been duly
                 authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                               (xxii)    Neither the Company nor, to the
                 knowledge of the Company, any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                              (xxiii)    The Company has obtained for the
                 benefit of the Company and the Underwriters from each of its directors, executive officers and the other persons whose names appear on Schedule III hereto a written agreement that for a period of 180 days from the date of the Prospectus such director, officer or other person will not, without the prior written consent of the Representatives, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

                               (xxiv) Neither the Company, its subsidiary, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated





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                 with or acting on behalf of the Company or such subsidiary has directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials
                 or employees or to     foreign or domestic political parties
                 or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                                (xxv) The operations of the Company and its subsidiary with respect to any real property currently leased or owned or by any means controlled by the Company or such subsidiary (the "Real Property") are in compliance with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), and the Company and its subsidiary have all licenses, permits and authorizations necessary to operate under all Laws and are in compliance with all terms and conditions of such licenses, permits and authorizations; and there is no pending or, to the knowledge of the Company, threatened claim, litigation or any administrative agency proceeding, nor has the Company or such subsidiary received any written or oral notice from any governmental entity or third party, that: (A) alleges a violation of any Laws by the Company or such subsidiary; (B) alleges the Company or such subsidiary is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. or any state superfund law; (C) alleges possible contamination of the environment by the Company or such subsidiary; or (D) alleges possible contamination of the Real Property.

                               (xxvi) The Company and its subsidiary own or have the right to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to their respective businesses as presently conducted or proposed to be conducted; to the knowledge of the Company, neither the Company nor such subsidiary has infringed or is infringing, and neither the Company nor such subsidiary has received notice of infringement with respect to, asserted Intangibles of others; and, to the knowledge of the Company, there is no infringement by others of Intangibles of the Company or its subsidiary.

                              (xxvii)    The Company and its subsidiary are
                 insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost.





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                             (xxviii)    Each of the Company and its subsidiary
                 makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the Company and its subsidiary, (C) access to the assets of the Company and its subsidiary is permitted only in accordance with management's authorization, and (D) the recorded accountability for assets of the Company and its subsidiary is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                               (xxix)    The Company's subsidiary is not
                 currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary or from transferring any of such subsidiary's property or assets to the Company, except as disclosed in the Prospectus.

                                (xxx)    The Company and its subsidiary have
                 filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no deficiency with respect to any such return has been assessed or, to the knowledge of the Company, proposed.

                               (xxxi) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

                              (xxxii)    The Company has not distributed and,
                 prior to the later to occur of (i) the Time of Delivery and
                 (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act.

                             (xxxiii)    The Company has complied with all
                 provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

                              (xxxiv)    Each of the Company and its subsidiary
                 has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each





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                 "plan" (as defined in ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations, and has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.


         (b) REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally, and not jointly, represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

                                  (i)    Such Selling Stockholder has full
                 right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Stockholder hereunder.

                                 (ii)    Such Selling Stockholder has duly
                 executed and delivered this Agreement and the Custody Agreement and Power of Attorney and each constitutes the valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and, with respect to this Agreement, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                                (iii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Stockholder or the consummation of the transactions contemplated by this Agreement or the Custody Agreement and Power of Attorney, except the registration of such Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

                                 (iv)    The sale of the Shares to be sold by
                 such Selling Stockholder and the performance of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of





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                 trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or to which any of such Selling Stockholder's properties or assets is subject,
                 nor will such action   conflict with or violate any statute,
                 rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's properties or assets.

                                  (v)    Such Selling Stockholder has, and
                 immediately prior to the First Time of Delivery (as defined in Section 4 hereof), such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

                                 (vi)    Such Selling Stockholder has not (A)
                 taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                                (vii)    When any Preliminary Prospectus was
                 filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder, and
                 (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective and at the First Time of Delivery, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and at the First Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

         In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to the Representatives prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         Each of the Selling Stockholders represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody with ____________________________ (the "Custodian") for delivery under this Agreement pursuant to a Custody Agreement and Power of Attorney (the "Custody Agreement and Power of Attorney") executed by each of the Selling Stockholders appointing __________________ and ___________________________ as agents and attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney.

         Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Custody Agreement and Power of Attorney, are irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event.

         2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, (a) the Company and each Selling Stockholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $_________ per share, the number of Firm Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Company and the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the aggregate number of Firm Shares to be purchased by the Underwriters from the Company and the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company and each Selling Stockholder agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at the purchase price per share set forth in clause (a) of this
Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares and which shall be proportionate among the Company and each of the Selling Stockholders based on the number of Optional Shares proposed to be sold by each of them) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company and each of the Selling Stockholders hereby severally grant to the Underwriters the right to purchase at their election in whole or in part from time to time up to that number of Optional Shares set forth opposite their respective names in Schedule II hereto, at the purchase price per share set forth in clause (a) in the paragraph above for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company and the Attorneys-in-Fact, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless the Representatives, the Company and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event the Representatives elect to purchase all or a portion of the Optional Shares, the Company and each of the Selling Stockholders agree to furnish or cause to be furnished to the Representatives the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

         3. OFFERING BY THE UNDERWRITERS. Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

         4. DELIVERY OF SHARES; CLOSING. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, Inc. may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by official bank check or checks (payable in next day funds) drawn on an Atlanta, Georgia bank, payable to the order of the Company and the Custodian, as their interests may appear, in next day available funds. The closing of the sale and purchase of the Shares shall be held at the offices of Sayles & Lidji, P.C., 4400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 am., Eastern Daylight Time, on ____________________, 1996 and, with respect to the Optional Shares, at 10:00 a.m., Eastern Daylight Time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as the Representatives, the Company and the Attorneys-in-Fact may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by the Representatives in writing at least 48 hours prior to such Time of Delivery.

         5.      (a)      COVENANTS OF THE COMPANY.  The Company covenants and
agrees with each of the Underwriters:

                                  (i) If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) of Rule 424(b) not later than the earlier of
                 (A) the second business day following the execution and delivery of this Agreement or (B) the fifth business day after the date on which the Registration Statement is declared effective. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b).

                                 (ii)    The Company will not file with the
                 Commission the prospectus or the amendment referred to in the second sentence of Section 1(a)(i) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless the Representatives have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representatives or counsel for the

                 Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration
                 Statement or amendments or     supplements to the Prospectus
                 that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

                                (iii)    The Company will advise the
                 Representatives promptly after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information or (D) any threat by the Commission or any such securities authority to initiate proceedings for issuance of such stop order or other order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto. The Company will use its best efforts to prevent the issuance of any such stop order or other order and, if any such stop order or other order is issued, to obtain the withdrawal thereof as promptly as possible.

                                 (iv)    If the delivery of a prospectus
                 relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify the Representatives and upon the request of the Representatives (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as the Representatives may from time to time reasonably request. If the delivery of a prospectus relating to the

                 Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon the request of the Representatives but at the expense of the Underwriters, the Company will prepare and deliver to the Underwriters as many
                 copies as the Representatives may request of an        amended
                 or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                                  (v) The Company promptly from time to time will take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                                 (vi) The Company will promptly provide the Representatives, without charge, (A) four manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, each accompanied by all exhibits thereto, (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits, and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

                                (vii)    As soon as practicable, but in any
                 event not later than the last day of the thirteenth month after the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiary, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

                               (viii) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2 and except for the issuance of Common Stock upon the exercise of stock options or warrants outstanding on the date of this Agreement to the extent that such stock options or warrants are disclosed in the Prospectus.

                                 (ix) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to stockholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange, and
                 (C) such additional information concerning the business and financial condition of the Company and its subsidiary, if any, as the Representatives may reasonably request.

                                  (x)    Neither the Company nor any of its
                 officers, directors or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                                 (xi)    The Company will apply the net
                 proceeds received by it from the offering in the manner set forth under "Use of Proceeds" in the Prospectus.

                                (xii) The Company will cause the Shares to be listed on the Nasdaq National Market at each Time of Delivery.

                               (xiii)    If at any time during the period
                 beginning on the date the Registration Statement becomes effective and ending on the later of (A) the date 30 days after such effective date and (B) the date that is the earlier of (1) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q after such effective date and (2) the date on which the Company first issues a quarterly financial report to stockholders after such effective date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the reasonable opinion of the Representatives the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

                 (b) COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder covenants and agrees with each of the Underwriters:

                                  (i)    During the period beginning from the
                 date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of the Representatives, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2.

                                 (ii) Such Selling Stockholder will not (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

                 6. EXPENSES. The Company and each of the Selling Stockholders will pay all costs and expenses incident to the performance of their respective obligations under this Agreement (in such proportion as may be agreed upon among them), whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto; (vi) listing of the Shares on the Nasdaq National Market and (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. In addition, each Selling Stockholder will pay all costs and expenses incident to (i) the fees, disbursements and expenses of counsel for such Selling Stockholder, and (ii) the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

         7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

                 (a) If the registration statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 am., Eastern Daylight Time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Representatives in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the best knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

                 (b) Powell, Goldstein, Frazer & Murphy, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as the Representatives may reasonably request, and the Company shall have furnished to such counsel prior to such Time of Delivery such documents as they request for the purpose of enabling them to pass upon such matters.

                 (c) The Representatives shall have received an opinion, dated such Time of Delivery, of Sayles & Lidji, P.C., counsel for the Company, in form and scope satisfactory to the Representatives and counsel for the Underwriters, to the effect that:

                                  (i)    The Company has been duly
                 incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiary.

                                 (ii) The subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Such subsidiary is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiary.

                                (iii) The Company's authorized, issued and outstanding capital stock is as set forth in the Prospectus under the caption "Capitalization." All of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or its predecessors or of its subsidiary has been issued or is owned or held in violation of any preemptive rights of stockholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiary) has any preemptive or other rights to subscribe for any of the Shares.

                                 (iv) All of the ____________ issued shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and of such shares ____________ are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts, defects, equities or claims of any nature whatsoever and ___________ are owned beneficially of record by Philip W. Wise. Other than Cyclix Engineering Corporation, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association except as disclosed in the Prospectus.

                                  (v) Except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or its subsidiary convertible into or exchangeable for any capital stock of the Company or such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or
                 (C) obligations of the Company or such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                                 (vi)    The Shares to be issued and sold by
                 the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares comply with all applicable
                 requirements   of Delaware law; the Shares have been listed on
                 the Nasdaq National Market.

                                (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (unless any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                               (viii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

                                 (ix) Neither the Company nor its subsidiary is, or with the giving of notice or passage of time or both, would be, in violation of its Certificate of Incorporation or Bylaws or in default under any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or such subsidiary is a party or to which any of their respective properties or assets is subject.

                                  (x) The issue and sale of the Shares being issued at such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or such subsidiary is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Company or of its subsidiary or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or of its subsidiary or any of their respective properties or assets.

                                 (xi)    Any material real property and
                 buildings held under lease by the Company or its subsidiary are held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such subsidiary.

                                (xii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                               (xiii) To such counsel's knowledge and other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened (or any basis therefor) in which the Company or its subsidiary is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or such subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiary; and, to such counsel's knowledge, neither the Company nor its subsidiary is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus, nor is the Company or such subsidiary required to take any action in order to avoid any such violation or default.

                                (xiv)    This Agreement has been duly
                 authorized, executed and delivered by the Company.

                                 (xv)    The Registration Statement and the
                 Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Registration Statement or Prospectus that are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                                (xvi)    The Registration Statement is
                 effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

                               (xvii) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

         Such counsel shall also state that they have no reason to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the states of Delaware and Texas or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

         (d) The Representatives shall have received an opinion, dated such Time of Delivery, of [SAYLES & LIDJI, P.C.], counsel for each of the Selling Stockholders in form and scope satisfactory to the Representatives and counsel for the Underwriters, to the effect that:


                      (i) A Custody Agreement and Power of Attorney has been duly executed and delivered by such Selling Stockholder, each of which is enforceable against such Selling Stockholder in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

                      (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; the sale of the Shares to be sold by such Selling Stockholder at such Time of Delivery and the performance of this Agreement and the Custody Agreement and Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation and Bylaws of such Selling Stockholder, if such Selling Stockholder is a corporation, or any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or to which any of such Selling Stockholder's properties or assets is subject, nor will such action conflict with or violate any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's properties or assets.

                    (iii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by such Selling Stockholder or the consummation of the transactions contemplated by this Agreement or the Custody Agreement and Power of Attorney, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

                      (iv) Such Selling Stockholder has, and immediately prior to such Time of Delivery such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company, the Selling Stockholders and public officials and, as to matters involving the application of laws of any jurisdiction other than the states of Delaware and Texas or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

         (e) The Representatives shall have received from KPMG Peat Marwick LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to the Representatives. In the event that the letters referred to in this Section 7(e) set forth any changes, decreases or increases in amounts reflected in the financial statements included in the Prospectus, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter.

         (f) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor its subsidiary shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or
(ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiary, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in the sole judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

         (g) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the Nasdaq National Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; or (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in the sole judgment of the Representatives makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

         (h) The Company shall have furnished to the Representatives at such Time of Delivery certificates of officers of the Company and certificates of the Selling Stockholders, satisfactory to the Representatives and counsel to the Underwriters, as to the accuracy of the representations and warranties of the Company and such Selling Stockholders herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 7, and as to such other matters as the Representatives may reasonably request.

         (i)     The Shares shall be listed on the Nasdaq National Market.

         8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section 1(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary

Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

         (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 1(b) of this Agreement; or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that no such Selling Stockholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. No Selling Stockholder will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

         (c) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or any Selling Stockholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action.

         (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company or such Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. DEFAULT OF UNDERWRITERS. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, the Company and the Selling Stockholders shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Stockholders that the Representatives have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify the Representatives that they have so arranged for the purchase of such Shares, the Representatives or the Company and the Selling Stockholders shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in the opinion of the Representatives may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that
(i) any condition to the obligations of the Underwriters set forth in

Section 7 hereof has not been satisfied, or (ii) the Company or the Selling Stockholders shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Stockholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Stockholders as provided in
Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, any Selling Stockholder or any officer or director or controlling person of the Company or any Selling Stockholder referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed in writing to the Representatives in care of The Robinson- Humphrey Company, Inc., 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention: Corporate Finance Department (with a copy to Powell, Goldstein, Frazer & Murphy, 191 Peachtree Street, Atlanta, Georgia 30303,
Attention: G. William Speer); if to any Selling Stockholder shall be sufficient in all respects if delivered or sent by registered mail to such Selling Stockholder at its address set forth in the Prospectus; and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 2350 Valley View Lane, Dallas, Texas 75234, Attention:
President (with a copy to

Sayles and Lidji, P.C., 4400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270, Attention: Brian M. Lidji].

         13. REPRESENTATIVES. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by The Robinson-Humphrey Company, Inc. will be binding upon all the Underwriters.

         14. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

         16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, Inc., on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters, the Company and the Selling Stockholders. It is understood that the acceptance by the Representatives of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        PC SERVICE SOURCE, INC.


                                        By:
                                           -----------------------------------
                                             Mark T. Hilz
                                             President and Chief
                                             Executive Officer


                                        AVERY MORE
                                        COMPUCOM SYSTEMS, INC.
                                        JAY HAFT

                                        By:
                                            ----------------------------------
                                             Name:
                                                  ----------------------------
                                             Attorney-in-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above at
Atlanta, Georgia.

THE ROBINSON-HUMPHREY COMPANY, INC.
RAUSCHER PIERCE REFSNES, INC.
COMVEST PARTNERS, INC.

By:  The Robinson-Humphrey Company, Inc.

By:
   -----------------------------------------
         (Authorized Representative)

On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                                Number of
                                                                                                 Optional
                                                                                               Shares to Be
                                                                  Total                        Purchased if
                                                             Number of Firm                       Maximum
                                                              Shares to be                        Option
Underwriter                                                     Purchased                        Exercised
- -----------                                                 -----------------               --------------------
The Robinson-Humphrey Company, Inc.
Rauscher Pierce Refsnes, Inc.
ComVest Partners, Inc.





                                                            -----------------               --------------------



          Total. . . . . . . . . . . . . . . . .            =================               -------------------


                                  SCHEDULE II



                                                               Total                       Total
                                                          Number of Firm             Number of Optional
                                                            Shares to be                Shares to be
                                                               Sold                         Sold
                                                          ---------------            ------------------
The Company

[Names of Selling Stockholders]

                                  SCHEDULE III


       [LIST OF DIRECTORS, OFFICERS AND OTHER PERSONS SUBJECT TO LOCK-UP]